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This document prepared by and
after recording returned to: Robert B. Joselow
1990 M St., N.W. Suite 410
Washington, D.C. 20036

                                                        Highland Oaks Apartments
                                                                  Tampa, Florida
                                                       FHA Project No. 067-36672


                           MODIFICATION OF COLLATERAL
                         ASSIGNMENT OF RENTS AND LEASES


This MODIFICATION OF COLLATERAL OF RENTS AND LEASES (the "Modification Agreement") is made as of the 31st day of January, 1995 between H.O. Associates, Ltd., a Florida limited partnership ("Assignor") and Related Mortgage Corporation ("Assignee").


                              PRELIMINARY STATEMENT


1. On December 13, 1990, H.O. Associates, Ltd. and Assignee executed an Assignment of Rents and Leases (the "Assignment of Rents Agreement") which was recorded on December 13, 1990 in Book 6153, Page 231, in the land records of Hillsborough County, Florida relating to the real property described on Exhibit A attached hereto.

2. The parties hereto desire to amend the Assignment of Rents Agreement to reflect certain changes therein.

NOW THEREFORE, in consideration of the amendments set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. All references in the Assignment of Rents Agreement to the "Note" shall be construed as referring to the Note as amended by a Modification to Mortgage Note between the parties hereto and bearing the same date as this Modification of Collateral Assignment of Rents and Leases and all references in the Assignment of Rents Agreement to the "Mortgage" shall be construed as referring to the Mortgage as amended by a Modification of Mortgage between the parties hereto and bearing the same date as this Modification of Collateral Assignment of Rents and Leases.

2. The execution and delivery of this Modification Agreement shall not constitute a novation of the Assignment of Rents Agreement or of Assignor's obligations thereunder.

3. Except as expressly modified hereby, the Assignment of Rents Agreement shall remain unchanged and in full force and effect.



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IN WITNESS WHEREOF, the parties hereto have executed this Modification of
Collateral Assignment of Rents and Leases as of the date first above written.


                                   ASSIGNOR:

/s/ Patricia Anderson              H.O. Associates, Ltd.
--------------------------
Patricia Anderson                  By:  /s/ Robert M. Schiffman
--------------------------              ------------------------------------
Print Name                              Robert M. Schiffman, General Partner


/s/ Douglas Flair
---------------------------
Douglas Flair
---------------------------
Print Name


/s/ Patricia Anderson
---------------------------
Patricia Anderson                  By:  /s/ Edwin B. Branch
---------------------------             -------------------------------------
Print Name                              Edwin B. Branch, General Partner


/s/ Douglas Flair
---------------------------
Douglas Flair
---------------------------
Print Name


                                   ASSIGNEE:

ATTEST:                            Related Mortgage Corporation


/s/ Robert B. Joselow              By:  /s/ Bruce H. Brown
---------------------------             --------------------------------
Robert B. Joselow                       Bruce H. Brown, Vice President



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                                    EXHIBIT A

                                LEGAL DESCRIPTION

                         FEDERAL HOUSING ADMINISTRATION

                              PROJECT NO. 067-36672

                            Highland Oaks Apartments


Parcel 22B, HUNTER'S GREEN, as per map or plat thereof as recorded in Plat Book 69, Page 5, of the Public Records of Hillsborough County, Florida.


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STATE OF FLORIDA         )
                         )SS:
COUNTY OF HILLSBOROUGH   )

I hereby certify that on this date, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared Robert M. Schiffman and Edwin B. Branch, to me known to be the persons described in and who executed the foregoing instrument as the General Partners of H.O. ASSOCIATES, LTD., and acknowledged before me that they executed the same as such General Partners in the name and on behalf of said Partnership.

Witness my hand and official seal in the County and State aforesaid, this 31st day of January, 1995.


[Notary Stamp]                                       /s/ Sherry Logsdon
                                                     ------------------
                                                         Notary Public


STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this 31st day of January 1995 by Bruce H. Brown, as Vice President of Related Mortgage Corporation, Delaware corporation on behalf of the corporation. He is personally known to me or who has produced driver's license as identification and who did/did not take an oath.

[Notary Stamp                                        /s/  Sherry Logsdon
                                                     -----------------------
                                                          Notary Public